EXECUTION COPY

Exhibit 10.1

AMENDMENT NO. 11

dated as of September 22, 2004

among

AMERICREDIT MTN RECEIVABLES TRUST III,

as Debtor,

AMERICREDIT FINANCIAL SERVICES, INC.,

Individually and as Servicer,

MBIA INSURANCE CORPORATION,

as Insurer

and

MERIDIAN FUNDING COMPANY, LLC,

as Purchaser

to

SECURITY AGREEMENT

dated as of February 25, 2002

AMENDMENT NO. 11 dated as of September 22, 2004 (the “Amendment”), by and among AMERICREDIT MTN RECEIVABLES TRUST III (the “Debtor”), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer (“AFS”), MBIA INSURANCE CORPORATION, as Insurer (“MBIA”), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser (“Meridian”), to the Security Agreement dated as of February 25, 2002 (the “Security Agreement”), among the Debtor, AFS, AmeriCredit MTN Corp. III (“AMTN”) and JPMorgan Chase Bank, as Collateral Agent (in such capacity, the “Collateral Agent”) and as Securities Intermediary.

WHEREAS, the Debtor has provided MBIA, Meridian, and the Collateral Agent with a copy of the notice attached hereto as Exhibit A (the “Redemption Notice”) indicating that the Note will be optionally redeemed in whole on October 12, 2004 (the “Redemption Date”);

WHEREAS, the parties intend to have amounts remaining on deposit in the Yield Supplement Account returned to the Debtor;

WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the “Parties”) upon the terms and conditions specified therein; and

WHEREAS, the Parties wish to amend the Security Agreement.

NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Security Agreement.

Section 2. Amendment to Section 1.1 (Certain Defined Terms).

(a) The following definitions are inserted in appropriate alphabetical order:

“Final Receivables Delivery Date” means September 22, 2004.

“Redemption Date” means any date designated as a “Redemption Date” in a Redemption Notice properly delivered by the Debtor pursuant to Section 6.3(ii) hereof.

“Redemption Notice” means a notice delivered by the Debtor indicating its intention to optionally redeem the Note pursuant to Section 6.3 hereof on a Redemption Date.

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(b) The definition “Receivables Delivery” is deleted in its entirety and is replaced with the following:

“Receivables Delivery” means the delivery by the Debtor of Eligible Receivables hereunder on any date prior to the Final Receivables Delivery Date (x) in exchange for a release of cash from the Funding Account or (y) for any other reason pursuant to this Agreement or any other Transaction Documents.

(c) The following proviso is inserted at the end of the definition of “Target Yield Supplement Account Amount”:

; provided, that from September 22, 2004 until the Redemption Date specified in the Redemption Notice provided by the Debtor on such date, the Target Yield Supplement Account Amount shall equal $0.

Section 3. Amendments to Section 2.11 (Funding Account).

(a) The final sentence of Section 2.11(d) is deleted in its entirety and is replaced with the following:

The provisions of this paragraph (d) shall be inoperative following the Final Receivables Delivery Date and following the occurrence of a Termination and Amortization Event.

(b) Section 2.11(e) is deleted in its entirety and is replaced with the following:

(e) On the first Remittance Date occurring during the Amortization Period the Collateral Agent shall transfer all amounts then on deposit in the Funding Account to the Collection Account for application in accordance with Section 2.3(a) hereof and on a Redemption Date the Collateral Agent shall transfer all amounts then on deposit in the Funding Account to the Collection Account for application in accordance with Section 2.4 hereof.

Section 4. Counterparts. This Amendment to the Security Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Security Agreement.

Section 5. Ratification of Security Agreement. Except as provided herein, all provisions, terms and conditions of the Security Agreement shall remain in full force and effect. As amended hereby, the Security Agreement is ratified and confirmed in all respects.

Section 6. Entire Agreement. This Amendment sets forth the entire agreement between the Parties with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the Parties prior to the date hereof in respect of such subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

AMERICREDIT MTN RECEIVABLES TRUST III

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., Individually and as Servicer,

By:
Name:
Title:

MBIA INSURANCE CORPORATION, as Insurer,

By
Name:
Title:

MERIDIAN FUNDING COMPANY, LLC, as Purchaser

By
Name:
Title:

EXHIBIT A

REDEMPTION NOTICE

September 22, 2004

MBIA Insurance Corporation

113 King Street

Armonk, New York 10504

Attn: Insured Portfolio Management – SF

Meridian Funding Company, LLC

    c/o MBIA Insurance Corporation

113 King Street

Armonk, New York 10504

Attn: Group Managing Directors – Conduits

JPMorgan Chase Bank

4 New York Plaza

New York, New York 10004

Attn: AmeriCredit MTN Receivables Trust III

Re: AmeriCredit MTN Receivables Trust III

Ladies and Gentlemen:

Reference is made to the Security Agreement, dated as of February 25, 2002 (as amended, the “Security Agreement”), by and among AmeriCredit MTN Receivables Trust III, as debtor, (the “Debtor”), AmeriCredit Financial Services, Inc. (“AmeriCredit”), individually and as servicer, AmeriCredit MTN Corp. III (“AMTN”), individually, and JPMorgan Chase Bank, as Collateral Agent and as Securities Intermediary. All capitalized used and not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement.

The Debtor hereby provides you with notice pursuant to Section 6.3 of the Security Agreement that on October 12, 2004 (the “Redemption Date”) it shall redeem the Note in whole for a Prepayment Amount equal to $500,941,667 (representing the Net Investment as of the Redemption Date of $500,000,000 and the actual accrued and unpaid interest on such Net Investment as of the Redemption Date totaling $941,667). As of the date of this Redemption Notice, AmeriCredit is not required to make a capital contribution to the Debtor and AMTN is not required to make a capital contribution to the Debtor insofar as the sum of the estimated Prepayment Amount to be paid on the Redemption Date plus $125,214 of amounts remaining due and owing to the Note Insurer, the Collateral Agent and the Servicer as of the Redemption Date does not exceed the estimated aggregate amounts on deposit in the Accounts as of the Redemption Date (such aggregate amounts estimated to equal $502,016,598 as of the Redemption Date).

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AMERICREDIT MTN RECEIVABLES TRUST III

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name:
Title:

Acknowledged and Agreed: AMERICREDIT FINANCIAL SERVICES, INC., Individually and as Servicer,

By:
Name:
Title:

AMERICREDIT MTN CORP. III

By:
Name:
Title:

MBIA INSURANCE CORPORATION, as Insurer,

By:
Name:
Title:

MERIDIAN FUNDING COMPANY, LLC, as Purchaser

By:
Name:
Title:

JPMORGAN CHASE BANK, as Collateral Agent and as Securities Intermediary

By:
Name:
Title: